Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3
Attn:	Corporate Trust & Loan Agency/DBALT 2007-OA3
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N612263N
Date:	May 31, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3 dated as of May 1, 2007 among MortgageIT Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Clayton Fixed Income Services Inc., as credit risk manager and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Chairman of the Supervisory Board: Clemens Börsig

Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of May 31, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:

With respect to any Calculation Period, the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to the Distribution Date occurring in the calendar month in which such Calculation Period ends.

Trade Date:	May 10, 2007
Effective Date:	May 31, 2007
Termination Date:	The earlier to occur of (i) July 25, 2047, and (ii) the date upon which the Notional Amount has been reduced to zero, subject to adjustment in accordance with the Following Business Day Convention.
Floating Amount I
Floating Rate I Payer:	DBAG
Floating Rate I Option:	USD-LIBOR-BBA.
Floating Rate I Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate I Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate I Payer Payment Date shall be one (1) Business Day preceding each Floating Rate I Payer Period End Date.

Floating Rate I:	On or prior to the Optional Termination Date, the sum of USD-LIBOR-BBA plus 0.14%. After the Optional Termination Date, the sum of USD-LIBOR-BBA plus 0.28%.
Floating Amount I:	With respect to each Payment Date, the product of (x) the Floating Rate I for that Payment Date (y) the Notional Amount for that Payment Date, and (z) the Floating Rate I Day Count Fraction.
Floating Rate I Day Count Fraction:	Actual/360
Compounding:	Inapplicable
Designated Maturity	One month
Reset Dates:	The first day of each Calculation Period
Floating Amount II
Floating Rate II Payer:	Counterparty
Floating Rate II Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate II Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate II Payer Payment Date shall be one (1) Business Day preceding each Floating Rate II Payer Period End Date.

Floating Rate II Option:	USD-LIBOR-BBA.
Floating Rate II:

On or prior to the Optional Termination Date, the lesser of (i) the sum of (A) USD-LIBOR-BBA plus 0.14% and (B) 0.07% and (ii) the Net WAC Pass-Through Rate.

Following the Optional Termination Date, the lesser of (i) the sum of (A) USD-LIBOR-BBA plus 0.28% and (B) 0.14% and (ii) the Net WAC Pass-Through Rate.

Floating Amount II:	With respect to each Payment Date, the product of (x) the Floating Rate II for that Payment Date (y) the Notional Amount for that Payment Date, and (z) the Floating Rate II Day Count Fraction.
Floating Rate II Day Count Fraction:	Actual/360
Designated Maturity	One month
Compounding:	Inapplicable
Reset Dates:	The first day of each Calculation Period.
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Floating Rate Payer II Netting:

Notwithstanding anything in the contrary in this Confirmation or the Agreement, for any Floating Rate Payer II Payment Date, to the extent that the Floating Rate Payer II Amount exceeds the Floating Rate Payer I Amount (The “Net Floating Rate Payer II Amount”), the Floating Rate Payer II shall owe the Floating Rate Payer I the Adjusted  Net Floating Rate Payer II Amount for such Floating Rate Payer II Payment Date.

Adjusted Net Floating Rate Payer II Amount:

For any Floating Rate Payer II Payment Date (other than the Termination Date), the excess, if any, of (A) the sum of (x) the Net Floating Rate Payer II Amount plus (y) the Unpaid Deferred Net Floating Rate Payer II Amount over (B) any Deferred Net Floating Rate Payer II Amount for the current Floating Rate Payer II Payment Date.

For the Termination Date, the sum of (x) the Net Floating Rate Payer II Amount plus (y) the Unpaid Deferred Net Floating Rate Payer II Amount.

Deferred Net Floating Rate Payer II Amount:

For any Floating Rate Payer II Payment Date, the lesser of (a) the excess, if any, of (x) the sum of (i) the Net Floating Rate Payer II Amount plus (ii) the Unpaid Deferred Net Floating Rate Payer II Amount over (y) Available Funds for that Distribution Date and (b) the Net Deferred Interest for that Distribution Date.

Unpaid Deferred Net Floating Rate Payer II Amount:

For any Floating Rate Payer II Payment Date, the aggregate Deferred Net Floating Rate Payer II Amount from prior Floating Rate Payer II Payment Dates plus interest accrued during the related Accrual Period on such Deferred Net Floating Rate Payer II Amount at a rate equal to the Floating Rate II.

Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 / ABA 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969
Payments to Counterparty: Wells Fargo Bank, NA ABA #121000248 Account Name: SAS Clearing Account #3970771416 FFC to: DBALT 2007-OA3 Class A-1 Swap Account #5319706

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3

/s/ Christopher A. Flanagan Name: Christopher A. Flanagan Title: Vice President Date: May 31, 2007	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: May 31, 2007
/s/ Cloris Eng Name: Cloris Eng Title: AVP Date: May 31, 2007